Exhibit 10.1
JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

MARCH 23, 2021

This JOINDER (the “Joinder Agreement”) to the Registration Rights Agreement, dated as of March 26, 2018, by and among Infrastructure and Energy Alternatives, Inc. (f/k/a M III Acquisition Corp.), a Delaware corporation (the “Company”), M III Sponsor I LLC, a Delaware limited liability company (“Sponsor”), M III Sponsor I LP, a Delaware limited partnership (“M III LP”), Infrastructure and Energy Alternatives, LLC (the “Seller), Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, in its capacity as the representative of the Selling Stockholders (“GFI Representative”), Cantor Fitzgerald & Co. (“Cantor Fitzgerald”) and the other undersigned parties listed on the signature pages thereto, as subsequently amended and amended and restated (the “Registration Rights Agreement”), is made as of the date first written above, by and between the Company and each of the undersigned (each a “Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Registration Rights Agreement.

WHEREAS, on the date hereof, each Holder has acquired shares of Common Stock and Warrants to purchase shares of Common Stock, in each case as set forth on Exhibit A hereto (the “Holder Stock”) from Infrastructure and Energy Alternatives, LLC and the Registration Right Agreement and the Company require each Holder, as a holder of such Common Stock, to become a party to the Registration Rights Agreement, and such Holder agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder Agreement hereby agree as follows:

1.Agreement to be Bound. Each Holder hereby (i) acknowledges that it has received and reviewed a complete copy of the Registration Rights Agreement and (ii) agrees that upon execution of this Joinder Agreement, it shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto and shall be deemed a Holder for all purposes thereof.

2.Successors and Assigns. Except as otherwise provided herein, this Joinder Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and such Holder and any subsequent holders of any Holder Stock and the respective successors and assigns of each of them, so long as they hold any Holder Stock.

3.Notices. For purposes of Section 3.1 of the Registration Rights Agreement, all notices, demands or other communications to each Holder shall be directed to the address set forth on Exhibit A hereto.

4.Governing Law. This Joinder Agreement, and any claim, controversy or dispute arising under or related to this Joinder Agreement, shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any law other than the laws of the State of New York. The parties hereto agree that any suit or proceeding arising in respect of this Joinder Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York, and the parties hereto agree to submit to the jurisdiction of, and to venue in, such courts. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

5.Counterparts. This Joinder Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Joinder Agreement by facsimile, email or other electronic transmission (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

6.Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

7.Headings. The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

HB White Investments, Inc.

By: /s/ Herman White III
Name: Herman White III
Title: President

The Early Family Trust

By: /s/ Creighton K. Early
Name: Creighton K. Early
Title: Trustee

DRHCLH Partnership, L.P.

By: /s/ David R. Helwig
Name: David R. Helwig
Title: General Partner

Jeffrey F. Rodabaugh Trust No. 1

By: /s/ Jeffrey F. Rodabaugh
Name: Jeffrey F. Rodabaugh
Title: N/A

Roehm Living Trust

By: /s/ John Paul Roehm
Name: John Paul Roehm
Title: Trustee

David E. Bostwick
/s/ David E. Bostwick

Herman White II
/s/ Herman White II

Oaktree Power Opportunities Fund III Delaware, LP

By: /s/ Ian Schapiro
Name: Ian Schapiro
Title: Authorized Signatory

Christopher L. Hanson Living Trust dated May 16, 2017

By: /s/ Chris L. Hanson
Name: Chris L. Hanson
Title: Member Trustee

Brian K. Hummer Revocable Trust u/a/d December 15, 2017

By: /s/ Brian K. Hummer
Name: Brian K. Hummer
Title: N/A

ADL Revocable Trust

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title: Trustee